UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                  JULY 6, 2005


                                  XTRANA, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      1-14257                 58-1729436
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


                  P.O. BOX 668, SEDALIA, COLORADO                  80135
             (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (303) 466-4424


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     AMENDMENT TO AGREEMENT AND PLAN OF MERGER

         On July 6, 2005, Xtrana, Inc. a Delaware corporation ("Xtrana"), AIC Merger Corporation, a California corporation and a wholly-owned subsidiary of Xtrana ("Xtrana Sub"), and Alpha Innotech Corporation, a California corporation ("Alpha Innotech"), entered into an Amendment No. 2 to the Agreement and Plan of Merger which the parties initially entered into on December 14, 2004 (as amended, the "Merger Agreement"). As previously disclosed, the Merger Agreement provides that Xtrana Sub will be merged with and into Alpha Innotech, with Alpha Innotech continuing after the merger as the surviving corporation and a wholly-owned subsidiary of Xtrana (the "Merger"). This second amendment included the following changes to the Merger Agreement:

         - memorializing the adjusted exchange ratios for the Merger, which were adjusted pursuant to the terms of the Merger Agreement;

         - elimination of the requirement for a fairness hearing before the California Department of Corporations as a condition to closing of the Merger;

         - the addition as a closing condition that the Alpha Innotech shareholders execute and deliver investment representation letters in connection with their acquisition of Xtrana shares in the Merger;

         - the addition of a covenant of the combined company to register for resale the shares issued to the Alpha Innotech shareholders in the event that the company becomes eligible for use of Form S-3 for such registration;

         - an extension of the termination date for the Merger Agreement from July 31, 2005 to September 30, 2005, as a result of the delays in connection with the SEC's review of Xtrana's preliminary proxy statement; and

         -        change  in  the  date  of   termination   of  the  escrow  and
                  indemnification period to March 31, 2006.

A copy of the text of the amendment to the Merger  Agreement is filed as Exhibit
2.1.2 hereto and is incorporated herein by reference.

         There are no material relationships between Xtrana and Alpha Innotech, other than in respect of the Merger Agreement and related documents. Xtrana Sub is a wholly-owned subsidiary of Xtrana, formed solely for the purpose of effecting the Merger.

         In connection with the Merger, Xtrana has filed a preliminary proxy statement for a stockholder meeting with the Securities and Exchange Commission. Investors and security holders are advised to read the definitive proxy statement when it becomes available because it will contain important information about the proposed merger. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by

Xtrana with the Securities and Exchange Commission at the Securities and Exchange Commission's web site at http://www.sec.gov. Free copies of the proxy statement (when available) and other documents filed by Xtrana with the Securities and Exchange Commission may also be obtained from Xtrana by directing a request to Xtrana, Inc., P.O. Box 668, Sedalia, Colorado 80135, tel: (303) 466-4424.

         In addition to Xtrana, Xtrana's directors and officers may be deemed to be participants in the solicitation from Xtrana stockholders of proxies in favor of approval of the merger agreement. Such participants may have interests in the merger, including as a result of holding shares of Xtrana common stock or derivative securities, such as stock options, the value of which is related to the price of Xtrana common stock. Information regarding the participants and their interests will be contained in the proxy statement to be filed by Xtrana with the SEC in connection with the special meeting of shareholders.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  2.1.2 Amendment No. 2 to Agreement and Plan of Merger dated as of December 14, 2004, by and among Xtrana, Inc., AIC Merger Corp. and Alpha Innotech Corporation.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            XTRANA, INC.



Date:    July 11, 2005                      By:      /S/ JAMES CHAMBERLAIN
                                               ------------------------------
                                                     James Chamberlain
                                                     Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

2.1 Amendment No. 2 to Agreement and Plan of Merger dated as of December 14, 2004, by and among Xtrana, Inc., AIC Merger Corp. and Alpha Innotech Corporation.